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                                                                    EXHIBIT 23.5

                              CONSENT OF DIRECTOR

    The undersigned hereby consents to be named as director of Valentis, Inc., a Delaware corporation, effective upon the date of the merger, in its Registration Statement on Form S-4.

                                         /s/ GILLIAN ELIZABETH FRANCIS
                                         Gillian Elizabeth Francis, MB, BS, MSc,
                                         DSc (MED), FRCPath

Dated: July 1, 1999